                                                                   EXHIBIT 10.14

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THIS WARRANT OR OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF SHALL BE VALID OR EFFECTIVE UNLESS SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW OR PURSUANT TO AN EXEMPTION THEREFROM.

Warrant No. ______                                               August 23, 1999

                            -----------------------

                         COMMON STOCK PURCHASE WARRANT

          __________________ a __________________________ (the "Company"),
hereby grants to ________________________, a _____________________________
("Purchaser"), or Purchaser's registered assigns or transferees (Purchaser and each such assign or transferee being referred to herein as a "Holder" and collectively as the "Holders") the right to purchase, at any time and from time to time on and after the date hereof and until the third anniversary of the date of the closing of the initial public offering of securities of the Company (an "Initial Public Offering") or Acquisition (as defined in the Company's Articles of Incorporation (the "Articles")) (the "Expiration Date"), the Exercise Amount (as defined below) of fully paid and nonassessable shares of Common Stock (the "Common Stock") of the Company, on the terms and subject to the conditions and adjustments set forth below.

     1.   Exercise of Warrant.

          1.1 Exercise Amount. To the extent not previously exercised, this Common Stock Purchase Warrant (this "Warrant") shall be exercisable for such number of shares of Common Stock (the "Exercise Amount") as is equal to the product of (a) 1.30 multiplied by (b) the number of shares of Common Stock issuable upon conversion of the shares of Series A Convertible Preferred Stock held by such Holder computed using the Conversion Price (as such term is defined in the Articles) in effect on the date of exercise of this Warrant (the "Exercise Date"), provided that if the Initial Public Offering or Acquisition has occurred, from and after the closing thereof, the Exercise Amount shall be computed using for (b) in the equation above the Conversion Price in effect upon the closing of the Initial Public Offering or Acquisition (including such adjustment to the Conversion Price as a result of the Initial Public Offering or Acquisition as provided in the Articles) subject to adjustment as hereinafter provided.

          1.2 Exercise Price. Subject to adjustment as hereinafter provided, the rights represented by this Warrant are exercisable on and after the date hereof until the Expiration Date at a price (the "Exercise Price") per share of Common Stock issuable hereunder (hereinafter "Warrant Shares") equal to the product that is obtained by multiplying (a) 1.10 by (b) the Conversion Price in effect on the Exercise Date, provided that if the Initial Public Offering or Acquisition has occurred, from and after the closing thereof, the Exercise Price shall be computed using for (b) in the equation above the Conversion Price in effect upon the closing of the Initial Public Offering or Acquisition (including such adjustment to the Conversion Price as a result of the Initial Public Offering or Acquisition as provided in the Articles). The Exercise Price shall be payable, at the Holder's discretion, in cash, by certified or official bank check, by cancellation by the Holder of indebtedness, by net exercise as provided in
Section 1.4 below or by a combination of the foregoing.

          1.3 Method of Exercise. Upon surrender of this Warrant with a duly executed Notice of Exercise in the form of Annex A attached hereto, together with payment of the Exercise Price for the Warrant Shares purchased (except to the extent of net exercise pursuant to Section 1.4 herein), at the Company's principal executive offices as set forth on the signature page hereto or at such other address as the Company shall have advised the Holder in writing (the "Designated Office"), the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The Company agrees that the Warrant Shares shall be deemed to have been issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered together with the Notice of Exercise and payment for such Warrant Shares.

          1.4 Net Exercise Election. In lieu of exercising this Warrant by payment in cash, check or cancellation of indebtedness, Holder may from time to time convert this Warrant, in whole or in part, into a number of Warrant Shares determined by dividing (a) the aggregate fair market value of the Warrant Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Exercise Price of such Warrant Shares by (b) the fair market value of one Warrant Share. The fair market value of the Warrant Shares shall be determined pursuant to Section 1.5.

          1.5 Valuation. If the Warrant Shares are traded regularly in a public market, the fair market value of one Warrant Share shall be the closing selling price per share as reported or quoted on the system or exchange on which the Common Stock is listed on the date of exercise. If the Common Stock is not regularly traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. In the event the Company is acquired by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) or all or substantially all of the assets of the Company are sold, the fair market value of one Warrant Share shall be equal to the quotient obtained by dividing the aggregate merger consideration or price paid plus liabilities assumed, if any, and less liabilities not assumed, if any, in such acquisition or sale by the number shares of Common Stock of the Company outstanding on the date of the closing of such acquisition or sale, calculated on a fully diluted basis. The foregoing notwithstanding, if Holder advises the Board of Directors of the Company in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors of the Company, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

     2. Transfer; Issuance of Stock Certificates; Restrictive Legends; Holder's Representations.

          2.1 Transfer. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to compliance with the restrictions on transfer set forth in this Section 2, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form of Annex B attached hereto duly executed by the Holder or its agent or attorney. Upon such surrender and delivery, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, if any. A Warrant, if properly assigned in compliance with the provisions hereof, may be exercised by the new Holder for the purchase of Warrant Shares without having a new Warrant issued. Prior to due presentment for registration of transfer thereof, the Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary. All Warrants issued upon any assignment of Warrants shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits as the Warrants surrendered upon such registration of transfer or exchange.

          2.2 Stock Certificates. Certificates for the Warrant Shares shall be delivered to the Holder within three days after the rights represented by this Warrant shall have been exercised pursuant to Section 1, and a new Warrant representing the Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof including, without limitation, any documentary, stamp or similar tax that may be payable in respect thereof, provided, however, that the Company shall not be required to pay any income tax to which the Holder hereof may be subject in connection with the issuance of this Warrant or the Warrant Shares; and provided further, that if Warrant Shares are to be delivered in a name other than the name of the Holder hereof representing any Warrant being exercised, then no such delivery shall be made unless the person requiring the same has paid to the Company the amount of transfer taxes incident thereto, if any.

          2.3     Restrictive Legends. (a) Except as otherwise provided in this
Section 2, each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR

OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION THEREFROM.

          (b) Except as otherwise provided in this Section 2, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

          NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, NO TRANSFER OF THIS WARRANT OR OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF SHALL BE VALID OR EFFECTIVE UNLESS SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR PURSUANT TO AN EXEMPTION THEREFROM.

Notwithstanding the foregoing, the legend requirements of this Section 2.3 shall terminate as to any particular Warrant or Warrant Share when the Company shall have received from the Holder thereof an opinion of counsel in form and substance reasonably acceptable to the Company that such legend is not required in order to ensure compliance with the Securities Act and the Company shall provide certificates representing such securities without restrictive legend within three (3) days of receipt of such opinion. Whenever the restrictions imposed by this Section 2.3 shall terminate, the Holder hereof or of Warrant Shares, as the case may be, shall be entitled to receive from the Company without cost to such Holder a new Warrant or certificate for Warrant Shares of like tenor, as the case may be, without such restrictive legend.

          2.4 Representations and Warranties of the Holder. By accepting this Warrant, the Holder hereby represents and warrants to the Company that:

                  (1) Purchase Entirely for Own Account. This Warrant is issued to the Holder in reliance upon the Holder's representations to the Company as set forth herein. This Warrant and the Common Stock issuable upon exercise hereof (collectively, the "Securities") are being or will be acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By accepting this Warrant, the Holder further represents that the Holder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Holder represents that it has full power and authority to enter into this Agreement.

                  (2) Disclosure of Information. The Holder has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company's management. The Holder understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of the Company's business which it believes to be material.

                  (3) Restricted Securities. The Holder understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations as expressed herein. The Holder understands and acknowledges that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Holder must hold the Securities indefinitely unless subsequently registered under the Securities Act and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Holder acknowledges that the Company has no obligation to register or qualify the Securities for resale, except as set in forth in the Amended and Restated Shareholders' Agreement dated August 23, 1999, between the Company and certain holders of the Company's capital stock. The Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Holder's control, and which the Company is under no obligation and may not be able to satisfy.

                  (4) Accredited Investor. The Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

     3. Adjustment of Number of Shares; Exercise Price; Nature of Securities Issuable Upon Exercise of Warrants.

          3.1 Exercise Price; Adjustment of Number of Shares. The Exercise Price set forth in Section 1 hereof and the number of shares purchasable hereunder shall be subject to adjustment from time to time as hereinafter provided.

          3.2 Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be a reorganization (other than a combination, reclassification, exchange, or subdivision of shares as provided in Sections 3.3 and 3.4), merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or cash or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a Holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, consolidation, merger, sale or transfer, all subject to further adjustment as provided in this Section 3. The foregoing provisions of this Section 3.2 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock and securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors and in the event the Holder disagrees with such valuation, a reputable investment banking firm shall be appointed in accordance Section 1.5. In all events, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder hereof after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          3.3 Reclassification, etc. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, shall, by the reclassification or exchange of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification, exchange or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 3.

          3.4 Stock Splits, Stock Dividends and Reverse Stock Splits. In case at any time the Company shall split or subdivide the outstanding shares of Common Stock into a greater number of shares, or shall declare and pay any stock dividend with respect to its outstanding stock that has the effect of increasing the number of outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or stock dividend shall be proportionately reduced (but not below the par value of the Common Stock) and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision or stock dividend shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

     4.   Registration; Exchange and Replacement of Warrant; Reservation of
          Shares.

          The Company shall keep at the Designated Office a register in which the Company shall provide for the registration, transfer and exchange of this Warrant. The Company shall not at any time, except upon the dissolution, liquidation or winding-up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

          The Company may deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration or transfer as provided in this Section 4.

          Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will (in the absence of notice to the Company that the Warrant has been acquired by a bona fide purchaser) make and deliver a new Warrant of like tenor, in lieu of this Warrant without requiring the posting of any bond or the giving of any security.

          The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

     5.   Fractional Warrants and Fractional Shares.

          If the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted pursuant to Section 3 hereof, the Company shall nevertheless not be required to issue fractions of shares, upon exercise of this Warrant or otherwise, or to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the fair market value of such fractional share.

     6.   Warrant Holders Not Deemed Stockholders.

          No Holder of this Warrant shall, as such, be entitled to vote or to receive dividends or be deemed the Holder of Warrant Shares that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised this Warrant and been issued Warrant Shares in accordance with the provisions hereof.

     7.   Notices of Record Date, etc.

          In the event of:

          (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

          (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any conveyance of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other corporation, or any other event described in Sections 3.2, 3.3 or 3.4 hereof; or

          (iii) any voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (iv)    any issuance or sale of securities by the Company;

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; (ii) the date on which any such reorganization, reclassification, conveyance, consolidation, merger, dissolution, liquidation, or winding up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, conveyance, consolidation, merger, dissolution, liquidation, or winding up; and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant, the terms thereof and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 15 days prior to the date therein specified.

     8.   Address for Notices.

          All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered personally, or mailed by registered or certified mail, return receipt requested, or telecopied or telexed and confirmed in writing and delivered personally or mailed by registered or certified mail, return receipt requested (a) if to the Holder of this Warrant, to the address of such Holder as shown on the books of the Company, or (b) if to the Company, to 3737 Grader Street, Suite 110, Garland, Texas 75041, Facsimile: (214) 343-2924; or at such other address as the Holder or the Company may hereafter have advised the other.

     9.   Successors.

          All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors, assigns and transferees.

     10.  Law Governing.

          This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Texas (not including the choice of law rules thereof) regardless of the jurisdiction of creation or domicile of the Company or its successors or of the Holder at any time hereof.

     11.  Entire Agreement; Amendments and Waivers.

          This Warrant sets forth the entire understanding of the parties with respect to the transactions contemplated hereby. The failure of any party to seek redress for the violation or to insist upon the strict performance of any term of this Warrant shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. This Warrant may be amended, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or written waiver of the Holder, and then such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given.

     12.  Severability; Headings.

          If any term of this Warrant as applied to any person or to any circumstance is prohibited, void, invalid or unenforceable in any jurisdiction, such term shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without in any way affecting any other term of this Warrant or affecting the validity or enforceability of this Warrant or of such provision in any other jurisdiction. The section headings in this Warrant have been inserted for purposes of convenience only and shall have no substantive effect.


              [The balance of this page intentionally left blank]

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first written above.


                                            ------------------------------------
                                            Name of entity)


                                            By:
                                               ---------------------------------
                                            Print Name:
                                                       -------------------------
                                            Title:
                                                  ------------------------------

Accepted and agreed:

-------------------------------------------

By:
    ---------------------------------------
Print Name:
            -------------------------------
Title:
       ------------------------------------

                                    ANNEX A

                              NOTICE OF EXERCISE

                     (To be executed upon partial or full
                        exercise of the within Warrant)

          1. The undersigned hereby elects to purchase _______ shares of Common Stock of _______________________ pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

          1. The undersigned hereby elects to convert the attached Warrant into Warrant Shares in the manner specified in Section 1.4 of the Warrant. This conversion is exercised with respect to _____________________ of the Warrant Shares covered by the Warrant.

          [Strike the paragraph numbered 1 above that does not apply.]

          2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below and deliver such certificate(s) to the address specified below.

          3. The undersigned represents it is acquiring the shares solely for investment for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof, and the undersigned will not offer, sell or otherwise dispose of any such shares except in compliance with applicable federal and state securities laws.




                                            ------------------------------------
                                            (Signature)


                                            ------------------------------------
                                            (Address)


                                            ------------------------------------
                                            (Date)

                                    ANNEX B

                                ASSIGNMENT FORM

          FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:


--------------------------------------------------------------------------------
                                            No. of Shares of
Name and Address of Assignee                Common Stock
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

and does hereby irrevocably constitute and appoint _______________________ attorney-in-fact to register such transfer on the books of __________________________ maintained for the purpose, with full power of substitution in the premises.

          The undersigned also represents that, by acceptance of the assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment, and that the Assignee will not offer, sell, or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.



Dated:                              Print Name:
                                               ---------------------------------

                                    Signature:
                                              ----------------------------------

                                    Witness:
                                            ------------------------------------


NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.